SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Bogota Financial Corp.

(Name of Registrant as Specified In Its Charter)

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April 7, 2022

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Bogota Financial Corp., the holding company for Bogota Savings Bank.

We will hold the meeting at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Monday, May 9, 2022 at 11:00 a.m., local time. The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or via the Internet or by telephone. Voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Joseph Coccaro
President and Chief Executive Officer

Bogota Financial Corp.

819 Teaneck Road

Teaneck, New Jersey 07666

(201) 862-0660

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	11:00 a.m., local time, Monday, May 9, 2022

PLACE	The Teaneck Marriott at Glenpointe
100 Frank W. Burr Boulevard
Teaneck, New Jersey 07666

ITEMS OF BUSINESS	(1) The election of two directors to serve for a term of three years;

(2) The ratification of the appointment of S.R. Snodgrass, P.C. to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2022; and

(3) The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To vote, you must have been a stockholder as of the close of business on March 18, 2022.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or by telephone or by mail by completing and returning the enclosed proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Susanne C. Hartmann-Silva
Corporate Secretary

Teaneck, New Jersey

April 7, 2022

BOGOTA FINANCIAL CORP.

PROXY STATEMENT

GENERAL INFORMATION

Bogota Financial Corp. is providing this proxy statement to you in connection with the solicitation of proxies by its Board of Directors only for use at the 2022 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to Bogota Financial Corp. as “Bogota Financial,” “we,” “our” or “us.” Bogota Savings Bank is the wholly-owned subsidiary of Bogota Financial. Bogota Financial is the majority-owned subsidiary of Bogota Financial, MHC, a mutual holding company.

We will hold the annual meeting at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Monday, May 9, 2022 at 11:00 a.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 7, 2022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 9, 2022

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at www.cstproxy.com/bogotafinancialcorp/2022. The Annual Report includes our audited consolidated financial statements for the fiscal year ended December 31, 2021.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting?

You are entitled to vote your shares of Bogota Financial common stock that you owned as of the close of business on March 18, 2022. As of the close of business on that date, 14,493,920 shares of common stock were outstanding, of which 8,504,556 shares were owned by Bogota Financial, MHC and the remaining 5,989,364 shares were owned by public stockholders. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares (other than Bogota Financial, MHC) are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of Bogota Financial in one or more of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly through the Bogota Savings Bank 401(k) Savings Plan (the “401(k) Plan”) or the Bogota Savings Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or the Internet. Refer to the voting instruction form that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the 401(k) Plan or are a participant in the ESOP, see “Participants in the ESOP and the 401(k) Plan” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of Bogota Financial common stock entitled to vote, represented in person or by proxy, is present at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will vote to elect two directors to serve for a term of three years. In voting on the election of the directors (Item 1), you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

In voting on the ratification of the appointment of the independent registered public accounting firm (Item 2), you may vote in favor of the proposal, against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve this proposal.

Because Bogota Financial, MHC owns more than 50% of the outstanding shares of Bogota Financial common stock, the votes cast by Bogota Financial, MHC will ensure the presence of a quorum and will decide the outcome of the vote on the election of the directors (Item 1) and the ratification of the appointment of the independent registered public accounting firm (Item 2).

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of the directors (Item 1). Current regulations restrict the ability of your bank, broker or other holder of record to vote your shares on the election of directors and certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote on the election of the directors, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does continue to have discretion to vote any shares for which you do not provide instructions on how to vote on the ratification of the appointment of the independent registered public accounting firm (Item 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

Votes that are withheld and broker non-votes will have no effect on the outcome of the election of the directors.

Broker non-votes and abstentions will have no effect on the proposal to ratify the appointment of the independent registered public accounting firm.

Voting by Proxy Card

The Board of Directors of Bogota Financial is sending you this proxy statement to request that you allow your shares of Bogota Financial common stock to be represented at the annual meeting by the persons named on the proxy card. If you are a registered stockholder, you may vote by completing and mailing the enclosed proxy card. All shares of Bogota Financial common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

•	“FOR” each nominee for director; and

•	“FOR” the ratification of the appointment of S.R. Snodgrass, P.C. to serve as the independent registered public accounting firm for the year ending December 31, 2022.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Voting via the Internet or by Telephone

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Bogota Financial common stock via the Internet or telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting are set forth on the proxy card. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern Time, on May 8, 2022.

Revoking Your Proxy

Whether you vote by mail or via the Internet or by telephone, if you are a registered stockholder, you may later revoke your proxy by:

•	sending a written statement to that effect to our Corporate Secretary;

•	submitting a properly signed proxy card with a later date;

•	voting via the Internet or by telephone at a later time so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

•	voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and the 401(k) Plan

If you are a participant in the ESOP, you will receive a voting instruction card that reflects all the shares that you may direct the ESOP trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but you may direct the trustee how to vote the shares of Bogota Financial common stock allocated to your ESOP account. The ESOP trustee will vote all unallocated shares of Bogota Financial common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.

If you hold Bogota Financial common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants.

The deadline for returning your voting instruction cards to the ESOP trustee and/or the 401(k) Plan trustee is May 2, 2022.

CORPORATE GOVERNANCE

General

We periodically review and adopt corporate governance policies and procedures to ensure that we meet the highest standards of ethical conduct, report results with accuracy and transparency and fully comply with the laws, rules and regulations that govern our operations.

Director Independence

The Board of Directors currently consists of five members. Because Bogota Financial, MHC owns a majority of our outstanding common stock, we are a “controlled company” within the meaning of the NASDAQ corporate governance guidelines. As a “controlled company,” we are exempt from certain requirements, including that a majority of our Board of Directors be independent under those standards, and that executive compensation and director nominations be overseen by independent directors. However, at the present time, all of our directors and director nominees are considered independent under the listing standards of the NASDAQ Stock Market, except for Joseph Coccaro, who serves as President and Chief Executive Officer of Bogota Financial and Bogota Savings Bank. There were no transactions between directors or nominees and Bogota Financial that are not required to be reported under “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons” that would bear in the determination of the independence of the directors or the director nominees.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of these offices allows the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of Bogota Financial and Bogota Savings Bank, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Steven M. Goldberg currently serves as the Chairman of the Board and is considered independent under the listing standards of The NASDAQ Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks Bogota Financial faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors must ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attend Board meetings and are available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies Bogota Financial’s standing committees and their members as of March 18, 2022. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Corporate Governance portion of the Investor Relations section of Bogota Savings Bank’s website (www.bogotasavingsbank.com).

Director	Audit Committee		Compensation Committee		Governance and Nominating Committee
Joseph Coccaro
Gary Gensheimer(1)	X		X	*	X
Steven M. Goldberg	X	*	X		X
John Masterson	X		X		X	*
John G. Reiner
Number of meetings in 2021	5		2		1

*	Chairperson of the committee.
(1)	Mr. Gensheimer is retiring from the Board of Directors effective as of the 2022 Annual Meeting of Stockholders.

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The committee also receives and reviews the reports and findings and other information presented to them by Bogota Financial’s officers regarding financial reporting policies and practices. The Audit Committee also reviews the performance of Bogota Financial’s independent registered public accounting firm, the internal audit function and oversees policies associated with financial risk assessment and risk management. The Audit Committee selects the independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. The Board of Directors believes that Mr. Goldberg qualifies as an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee approves the compensation objectives for Bogota Financial and Bogota Savings Bank, establishes the compensation for the Chief Executive Officer and other executives and establishes personnel policies. The Compensation Committee reviews all components of compensation for executive officers, including base salary, bonus, benefits and other perquisites. The Chief Executive Officer makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions. The Compensation Committee is also responsible for administering the Bogota Financial Corp. 2021 Equity Incentive Plan.

The Compensation Committee also considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation.

Governance and Nominating Committee. The Governance and Nominating Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Bogota Financial and monitoring compliance with these policies and guidelines. In addition, the Governance and Nominating Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It recommends director candidates for each committee for appointment by the Board.

Considerations Respecting Director Nominees and Candidates

Minimum Qualifications for Director Nominees. The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation provision and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Board of Directors will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of our stockholders and the best interests of Bogota Financial;

•	the desire for gender and ethnic diversity on the Board;

•	current equity holdings in Bogota Financial;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Board of Directors also will consider any other factors it deems relevant, including size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Board of Directors follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Board of Directors relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities Bogota Savings Bank serves. The Board of Directors will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Board of Directors has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Board of Directors determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Board of Directors will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The Board of Directors will consider director candidates recommended by stockholders who appear to be qualified to serve on our Board of Directors. However, the Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size of the Board of Directors. The Board of Directors will consider only those director candidates recommended by stockholders in accordance with the procedures set forth below.

Procedures to be followed by Stockholders. To submit a recommendation of a director candidate to the Board of Directors, a stockholder should submit the following information in writing, addressed to the Chairman of the Board of Directors, care of the Corporate Secretary, at our main office:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on our books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address and the principal occupation of the candidate;

•	The candidate’s written consent to serve as a director;

•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in our proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the Board of Directors must receive the recommendation at least 120 calendar days before the date of our proxy statement for the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The business of Bogota Financial and Bogota Savings Bank is conducted through meetings and activities of their respective Board of Directors and committees. During the year ended December 31, 2021, the Board of Directors of Bogota Financial held four meetings and the Board of Directors of Bogota Savings Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which that director served.

Director Attendance at Annual Meeting

While Bogota Financial has no formal policy on director attendance at annual meetings of stockholders, directors are encouraged to attend. All of the members of the Board of Directors attended the annual meeting of stockholders held on May 27, 2021.

Code of Ethics for Senior Officers

We have adopted a Code of Ethics for Senior Officers, which includes our principal executive officer and principal financial officer. The Code of Ethics for Senior Officers addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. In addition, it is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers is available in the Corporate Governance portion of the Investor Relations section of Bogota Savings Bank’s website (www.bogotasavingsbank.com). Any amendments to and waivers from the Code of Ethics for Senior Officers will be disclosed in the Investor Relations section of Bogota Savings Bank’s website.

Employee, Officer and Director Hedging

Bogota Financial has not adopted a policy regarding the ability of officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant equity securities.

The information provided under this Employee, Officer and Director Hedging section will not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Bogota Financial specifically incorporates this information by reference.

REPORT OF THE AUDIT COMMITTEE

Bogota Financial’s management is responsible for Bogota Financial’s internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America (“GAAP”). The Audit Committee oversees Bogota Financial’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from Bogota Financial and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of Bogota Financial’s internal controls, and the overall quality of its financial reporting.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Bogota Financial’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expressed an opinion on the conformity of Bogota Financial’s consolidated financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the financial statements are presented in accordance with GAAP, that the audit of the financial statements has been carried out in accordance with GAAP or that the independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Bogota Financial’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the independent registered public accounting firm for the year ending December 31, 2022.

This Audit Committee Report will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Bogota Financial specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under such Acts.

Audit Committee of the Board of Directors

Of

Bogota Financial

Steven M. Goldberg, Chairman

Gary Gensheimer

John Masterson

DIRECTORS’ COMPENSATION

The following table sets forth for the year ended December 31, 2021 certain information as to the total remuneration paid to directors other than Mr. Coccaro, who receives no compensation for being a director.

	Year Ended December 31, 2021
Name	Fees earned or paid in cash	Stock Awards(1)	Stock Options(2)	All Other Compensation(3)	Total
Gary Gensheimer(4)	$73,600	$134,742	$140,867	$18,657	$367,866
Steven M. Goldberg	92,000	134,742	140,867	19,202	386,811
John Masterson	73,600	134,742	140,867	27,754	376,963
John G. Reiner	61,333	13,585	43,700	—	118,618

(1)

Reflects the aggregate grant date fair value for restricted stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718 – Share Based Payment, based on the closing price of Bogota Financial’s common stock on the grant date ($10.45 per share on September 2, 2021). Restricted stock awards vest in five approximately equal installments, with the first vesting occurring on September 2, 2022. As of December 31, 2021, Messrs. Gensheimer, Goldberg and Masterson each had 12,894 shares of unvested restricted stock awards and Mr. Reiner had 1,300 shares on unvested restricted stock awards.

(2)

Reflects the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718, using the Black-Scholes pricing model to estimate the fair value of stock option awards. Stock option awards vest in five approximately equal installments, with the first vesting occurring on September 2, 2022. As of December 31, 2021, Messrs. Gensheimer, Goldberg and Masterson each had an outstanding option award for 32,235 shares and Mr. Reiner had an outstanding option award for 10,000 shares. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Bogota Financial’s common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.

(3)

Amounts represent the costs for the director’s medical insurance for the year ended December 31, 2021, except for Mr. Reiner. Bogota Savings Bank has historically provided the costs of medical insurance to its directors. However, this benefit is not being provided to any new directors, including Mr. Reiner.

(4)	Mr. Gensheimer is retiring from the Board of Directors effective as of the 2022 Annual Meeting of Stockholders.

Amended and Restated Director Retirement Plan

Bogota Savings Bank maintains the Bogota Savings Bank Amended and Restated Director Retirement Plan, which is an unfunded, non-qualified pension plan to provide post-retirement benefits to each non-employee director who separates from service after the later of attaining age 65 or ten years of service but no later than age 75. The monthly retirement benefit is 100% of a director’s average annual retainer paid over a three-year period during which the highest annual retainer was received and is payable for the same number of months the director served on the board of directors, up to a period of 120 months. Upon separation from service, the director will be subject to a two-year non-competition restriction. If the director’s service is terminated for cause (as such term is defined in the plan), all benefits under the plan will be forfeited. If separation from service occurs within three years following a change in control, the director will be treated as having completed ten years of service. If the director’s separation from service occurs within two years following a change in control, the retirement benefit will commence within 30 days following separation from service, paid in either 120 equal monthly installments or, if the director was elected before December 31, 2008, a lump sum. If the director dies during service, then the director’s beneficiary will receive a survivor’s benefit equal to the full retirement benefit commencing on the director’s benefit eligibility date (as such term is defined in the plan). If the director’s service is terminated due to disability, the director will be entitled to the benefit commencing the first day of the month following the month in which the disability determination was made.

STOCK OWNERSHIP

The following table provides information as of March 18, 2022 about the beneficial owners known to Bogota Financial that own more than 5% of our outstanding common stock and the shares of common stock beneficially owned by each nominee for director, by each director, by each named executive officer and by all directors, nominees and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

	Number of Shares Owned(1)		Percent of Common Stock Outstanding(2)
Bogota Financial, MHC 819 Teaneck Road Teaneck, NJ 07666	8,504,556		58.68%

M3 Funds, LLC M3 Partners, LP M3F, Inc. Jason A. Stock William C. Walker 10 Exchange Place Suite 510 Salt Lake City, UT 84111	1,197,034	(3)	8.26%

Directors and Nominees:
Joseph Coccaro	93,887	(5)	*
Gary Gensheimer(5)	27,894		*
Steven M. Goldberg	37,894	(6)	*
John Masterson	104,837		*
John G. Reiner	1,300		*
William Hanson(7)	—		—

Named Executive Officers Who Are Not Directors:
Brian McCourt	43,849	(8)	*
Kevin Pace	49,218	(9)	*
All directors, nominees and executive officers as a group (12 persons)	399,682		2.76%

*	Less than 1%.
(1)

Includes unvested shares of restricted stock as follows: Mr. Coccaro – 64,471 shares; Messrs. Gensheimer, Goldberg and Masterson – 12,894 shares; Mr. Reiner – 1,300 shares; and Messrs. McCourt and Pace – 32,236 shares.

(2)	Based on 14,493,920 shares outstanding as of March 18, 2022.
(3)	Based on information as of December 31, 2021 contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2022.
(4)	Includes 1,916 shares held in the ESOP and 10,000 shares held by his spouse.
(5)	Mr. Gensheimer is retiring from the Board of Directors effective as of the 2022 Annual Meeting of Stockholders.
(6)	Includes 10,000 shares held by his spouse.
(7)	William Hanson is a nominee for election to, and is not currently a member of, the board of directors.
(8)	Includes 9,697 shares held under the 401(k) Plan and 1,916 shares held in the ESOP.
(9)	Includes 4,119 shares held under the 401(k) Plan and 1,916 shares held in the ESOP.

ITEMS OF BUSINESS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

Bogota Financial’s Board of Directors consists of five members. In accordance with the age limitation provision in Bogota Financial’s bylaws, Mr. Gensheimer is retiring from the Board of Directors effective as of the 2022 annual meeting of stockholders. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election at this year’s annual meeting are John G. Reiner and William Hanson, each for a term of three years. Mr. Reiner currently serves as director of both Bogota Financial and Bogota Savings Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of each of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR” each of the nominees for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual’s biography as of December 31, 2021. The indicated period for service as a director includes service as a director of Bogota Savings Bank. There are no family relationships among the directors.

Director Nominees for Terms Expiring in 2025

John G. Reiner is the owner and Chief Executive Officer of the Reiner Insurance Agency. Mr. Reiner served as a director of Gibraltar Bank from 2007 until Gibraltar Bank was acquired by Bogota Financial on February 28, 2021. As the owner and CEO of the Reiner Insurance Agency, Mr. Reiner has over 33 years of insurance expertise in multiple lines of business. As a former member of the MetLife National Agency Advisory Board and a current Safeco Agency Advisory Board member, Mr. Reiner provides consumer and product knowledge as well as competitive industry analysis to these carriers. In addition, he brings his skills in sales, marketing and risk management to our board. Age 56. Director since 2021.

William Hanson has served president of NAI James E. Hanson, a commercial real estate firm, since 1993. Mr. Hanson has more than 30 years of experience in the commercial real estate industry, being involved in every facet of the business, including sales, leasing, investment strategies, property management and ownership. Mr. Hanson has been a member of the Bogota Savings Bank Advisory Board since March 2022. Mr. Hanson was recommended to the Governance and Nominating Committee for nomination as a director by the Chief Executive Officer of Bogota Financial and Bogota Savings Bank. Mr. Hanson’s extensive knowledge and experience in commercial real estate and the market areas in which we operate will bring valuable skills to our board. Age 58.

Directors Continuing in Office with Terms Expiring in 2024

Joseph Coccaro has served as our President and Chief Executive Officer since 2008 and has been employed by Bogota Savings Bank since 2005, when he was initially hired to be our Chief Financial Officer. Mr. Coccaro served as the Controller of Liberty Bank, which was acquired by Northfield Bank in

2002, where he worked until joining Bogota Savings Bank. Mr. Coccaro has maintained a Certified Financial Planner designation since 1988 and Series 6 and Series 63 licenses since 1992. Mr. Coccaro’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which we serve affords the Board of Directors valuable insight regarding our business and operations. Mr. Coccaro’s knowledge of our business and history position him well to continue to serve as President and Chief Executive Officer. Age 64. Director since 2006.

Directors Continuing in Office with Terms Expiring in 2023

Steven M. Goldberg has served as Chairman of the Board since 2006. Prior to his retirement in March 2020, Mr. Goldberg was the Chief Operating Officer and Chief Financial Officer for 17 years of Cole Schotz, PC, a New Jersey-based law firm with offices throughout the United States that specializes in litigation, bankruptcy law, corporate issues and employment law. Prior to joining Cole Schotz, Mr. Goldberg was a Certified Public Accountant and managing partner at a public accounting firm for 29 years. Mr. Goldberg’s experience as an executive of a large national law practice brings valuable business, administrative and leadership skills to our board. In addition, he provides financial background and expertise in accounting matters. Age 72. Director since 2006.

John Masterson was a managing director in the equities division of Goldman Sachs for almost 25 years before his retirement in 2007. Mr. Masterson currently serves as a director of 50 South Capital Advisors, LLC, a global alternatives investment firm that is a wholly owned subsidiary of Northern Trust. Mr. Masterson also served as a director or Transparent Value, a London-based hedge fund from 2011 until 2016. Mr. Masterson’s considerable experience in investment banking and capital markets and additional board service are valuable to us in many ways, including assisting in our assessment of sources and uses of capital. Age 62. Director since 2012.

Executive Officers Who Are Not Directors

The following sets forth information regarding our executive officers who are not directors. Age information is as of December 31, 2021. The executive officers of Bogota Financial Corp. and Bogota Savings Bank are elected annually.

Brian McCourt, age 60, has served as our Executive Vice President and Chief Financial Officer since 2011.

Kevin Pace, age 43, has served as our Executive Vice President and Chief Risk Officer since November 2020 under which he has operational oversight over compliance, operations and IT. Prior to the appointment, Mr. Pace had served as Executive Vice President, Compliance, BSA since 2018. Mr. Pace had served in various banking positions at Bogota Savings Bank since 2013.

Robert Walsh, age 70, has served as Executive Vice President and Chief Lending Officer since Gibraltar Bank was acquired by Bogota Financial on February 28, 2021. Mr. Walsh served as President and Chief Executive Officer of Gibraltar Bank from January 2016 to February 2021. Mr. Walsh has served as an executive for over 30 years with experience in banking and mortgage banking. Mr. Walsh declared, and was subsequently discharged from, bankruptcy in 2018.

Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

As previously disclosed by Bogota Financial, on June 11, 2021, Bogota Financial notified Crowe LLP (“Crowe”) of its dismissal as Bogota Financial’s independent registered public accounting firm. The decision to dismiss Crowe was approved by the Audit Committee of Bogota Financial’s Board of Directors. The dismissal was not related to any disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The audit reports of Crowe on the consolidated financial statements of Bogota Financial for the two fiscal years ended December 31, 2020 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During Bogota Financial’s fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period from January 1, 2021 through June 11, 2021: (i) there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

As previously disclosed by Bogota Financial, on June 14, 2021, Bogota Financial engaged S.R. Snodgrass, P.C. (“Snodgrass”) as Bogota Financial’s independent registered public accounting firm for the fiscal year ended December 31, 2021. The selection of Snodgrass was approved by the Audit Committee of Bogota Financial’s Board of Directors.

During Bogota Financial’s fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period from January 1, 2021 through June 11, 2021, neither Bogota Financial nor anyone on its behalf consulted with Snodgrass regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Bogota Financial’s consolidated financial statements, and neither a written report nor oral advice was provided to Bogota Financial that Snodgrass concluded was an important factor considered by Bogota Financial in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Securities and Exchange Commission Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in Securities and Exchange Commission Regulation S-K Item 304(a)(1)(v)).

Snodgrass served as our independent registered public accounting firm for the year ended December 31, 2021. The Audit Committee of the Board of Directors has appointed Snodgrass to serve as the independent registered public accounting firm for the year ending December 31, 2022, subject to ratification by stockholders. A representative of Snodgrass is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends the stockholders vote “FOR” the ratification of the appointment of Snodgrass to serve as the independent registered public accounting firm for the year ending December 31, 2022.

Audit Fees.

The following table sets forth the fees that Snodgrass billed to Bogota Financial for the year ended December 31, 2021. Snodgrass did not bill any fees to Bogota Financial for the year ended December 31, 2020.

2021
Audit Fees	$136,145
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—

The following table sets forth the fees that Crowe billed to Bogota Financial for the years ended December 31, 2020.

2020
Audit Fees	$160,000
Audit-Related Fees	—
Tax Fees	13,500
All Other Fees	—

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the firm does not provide any non-audit services to us prohibited by law or regulation.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer and our two other most highly compensated executive officers for the years ended December 31, 2021 and 2020. Each individual listed in the table below is referred to as a “Named Executive Officer.”

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Joseph Coccaro	2021	$473,845	$656,315	$704,352	$364,679	$38,986	$2,238,177
President and	2020	$432,692	$—	$—	$306,715	$43,090	$782,497
Chief Executive
Officer

Kevin Pace	2021	$255,825	$328,162	$351,785	$94,737	$38,986	$1,069,495
Executive Vice	2020	$210,730	$—	$—	$68,950	$42,740	$322,420
President, Chief
Risk Officer

Brian McCourt	2021	$245,222	$328,162	$351,785	$81,475	$38,986	$1,045,540
Executive Vice	2020	$228,077	$—	$—	$63,899	$43,090	$335,066
President and
Chief Financial
Officer

(1)

Reflects the aggregate grant date fair value for restricted stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718 – Share Based Payment, based on the closing price of Bogota Financial’s common stock on the grant date ($10.45 per share on September 2, 2021). Restricted stock awards vest in five approximately equal installments, with the first vesting occurring on September 2, 2022.

(2)

Reflects the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718. For more information concerning the assumptions used for these calculations, please refer to Note 11 of the Notes to the Consolidated Financial Statements included in the 2021 Annual Report on Form 10- K filed with the Securities and Exchange Commission. Stock option awards vest in five approximately equal installments, with the first vesting occurring on September 2, 2022. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Bogota Financial’s common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.

(3)	Amounts in this column were earned under the Executive Bonus Plan, as described below.
(4)	Consists of the following payments:

Officer	Perquisites (a)	401(k) Plan	ESOP	Total
Joseph Coccaro	$—	$17,400	$21,586	$38,986
Kevin Pace	$—	$17,400	$21,586	$38,986
Brian McCourt	$—	$17,400	$21,586	$38,986

(a)	Did not exceed $10,000.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to our outstanding equity awards as of December 31, 2021 for our Named Executive Officers.

		Outstanding Equity Awards at Fiscal Year End December 31, 2021
		Option Awards			Stock Awards
Name	Grant Date	Number of securities underlying unexercised options	Option exercise price	Option expiration date	Number of shares of stock that have not vested(1)	Market value of shares of stock that have not vested(2)
Joseph Coccaro President and Chief Executive Officer	9/2/2021	161,179	$10.45	9/2/2031	64,471	$656,315

Kevin Pace Executive Vice President, Chief Risk Officer	9/2/2021	80,500	10.45	9/2/2031	32,236	328,162

Brian McCourt Executive Vice President and Chief Financial Officer	9/2/2021	80,500	10.45	9/2/2031	32,236	328,162

(1)	Restricted stock awards vest in five approximately equal installments, beginning on September 2, 2022, the first anniversary of the date of grant.
(2)	Based upon Bogota Financial’s closing stock price of $10.18 per share on December 31, 2021.

Agreements and Benefit Plans

Employment Agreement with Joseph Coccaro. Bogota Savings Bank maintains an employment agreement with Mr. Coccaro. The agreement had a term that initially ends on December 31, 2022. Beginning on January 1, 2021 and each January 1 thereafter, the term of the agreement extends automatically for one additional year so that the term will be three years from the date of such renewal unless either Bogota Savings Bank or Mr. Coccaro gives written notice no later than 30 days before the renewal date that the term will not be renewed. At least 30 days prior to each renewal date, disinterested members of the Board of Directors of Bogota Savings Bank will conduct a comprehensive performance evaluation of Mr. Coccaro’s performance to determine whether to renew the employment agreement.

The employment agreement specifies Mr. Coccaro’s base salary, which may be increased, but not decreased. In addition to the base salary, the employment agreement provides that Mr. Coccaro will be eligible to participate in any bonus plan or arrangement of Bogota Savings Bank in which senior management is eligible to participate and/or may receive a bonus on a discretionary basis, as determined by the Compensation Committee. Mr. Coccaro is also entitled to participate in all employee benefit plans, arrangements and perquisites offered to the senior management of Bogota Savings Bank and the reimbursement of reasonable travel and other business expenses incurred in the performance of his duties with Bogota Savings Bank, including memberships in organizations as the executive and the board mutually agree are necessary and appropriate. Mr. Coccaro is also entitled to receive a Company automobile and will be reimbursed for the reasonable expenses for its use.

Bogota Savings Bank may terminate the executive’s employment, and Mr. Coccaro may resign, at any time with or without good reason. In the event of Mr. Coccaro’s termination without cause (other than due to death or disability) or Mr. Coccaro’s voluntary resignation for “good reason” (a “qualifying termination event”), Bogota Savings Bank would pay Mr. Coccaro cash equal to the base salary he would have earned had he remained employed for the greater of: (1) the remaining term of the employment agreement; or (2) 24 months. Payments will be payable to Mr. Coccaro in equal bi-weekly installments for the greater of either the remaining term of the agreement or 24 months, commencing within 60 days following his date of termination. In addition, Mr. Coccaro would receive 18 consecutive monthly cash payments equal to his monthly COBRA premium in effect as of the date of termination for the level of coverage in effect for Mr. Coccaro under Bogota Savings Bank’s group health plan, so long as an election for COBRA coverage is made. A “good reason” condition for purposes of the employment agreement would include: a reduction in base salary; a material reduction in authority, duties or responsibilities associated with Mr. Coccaro’s position with Bogota Savings Bank, including an adverse change such that Mr. Coccaro is no longer reporting to the board; a relocation of Mr. Coccaro’s principal place of employment by more than 25 miles from Bogota Savings Bank’s main office; or a material breach of the employment agreement by Bogota Savings Bank.

In the event of a qualifying termination event occurring on or after a change in control of Bogota Financial or Bogota Savings Bank, Mr. Coccaro would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times the sum of his: (1) base salary in effect as of the date of his termination or immediately prior to the change in control, whichever is higher; and (2) the average annual cash bonus earned for the three most recently completed performance periods prior to the change in control. Such payment is payable in bi-weekly installments for a period of three years, commencing within 30 days following Mr. Coccaro’s date of termination. In addition, Mr. Coccaro would receive 18 consecutive monthly cash payments equal to his monthly COBRA premium in effect as of the date of termination for the level of coverage in effect for Mr. Coccaro under Bogota Savings Bank’s (or successor’s) group health plan immediately before his termination, regardless if an election for COBRA coverage is made.

The employment agreement would immediately terminate upon the earlier of Mr. Coccaro’s voluntary resignation without good reason or, termination for cause, death or disability, in which Bogota Savings Bank would have no obligation to pay any additional severance benefits to Mr. Coccaro under the employment agreement.

Upon termination of employment (other than a termination in connection with a change in control), Mr. Coccaro will be required to adhere to one-year non-competition and non-solicitation restrictions set forth in his employment agreement.

Change in Control Agreements. Bogota Savings Bank maintains change in control agreements with Messrs. McCourt and Pace. The change in control agreements had terms that initially end on December 31, 2022. Beginning on January 1, 2021 and each January 1 thereafter, each agreement extends automatically for one additional year so that the remaining term will be three years from such date of renewal unless either Bogota Savings Bank or the executive gives written notice no later than 30 days before such renewal date that an agreement will not be renewed. At least 60 days prior to each anniversary date of the change in control agreements, disinterested members of the Board of Directors of Bogota Savings Bank will conduct a comprehensive performance evaluation of each executive’s performance to determine whether to renew his change in control agreement. Notwithstanding the foregoing, if Bogota Financial or Bogota Savings Bank enters into a transaction that would be considered a change in control as defined under the agreements, the term of the agreements would extend automatically so that they would expire no less than two years beyond the effective date of the change in control.

Upon termination of the executive’s employment by Bogota Savings Bank without “cause” or by the executive with “good reason” on or after the effective date of a change in control of Bogota Financial or Bogota Savings Bank, the executive would be entitled to a severance payment equal to two times the sum of the executive’s: (1) base salary in effect as of the date of his termination or immediately prior to the change in control, whichever is higher; and (2) average annual cash bonus earned for the three most recently completed performance periods prior to the change in control. Such payment is payable in equal bi-weekly installments for two years, commencing within 30 days following the executive’s date of termination. In addition, each executive would receive 12 consecutive monthly cash payments equal to his monthly COBRA premium in effect as of the date of termination for the level of coverage in effect for the executive under Bogota Savings Bank’s (or successor’s) group health plan, regardless if an election for COBRA coverage is made.

A “good reason” condition for purposes of each change in control agreement would include: a material reduction in base salary; a material reduction in authority, duties or responsibilities associated with the executive’s position with Bogota Savings Bank; a relocation of the executive’s principal place of employment by 25 miles or more from Bogota Savings Bank’s main office; or a material breach of the change in control agreement by Bogota Savings Bank.

Executive Bonus Plan. Bogota Savings Bank adopted the Executive Bonus Plan for the executive officers who are approved annually by the Board of Directors. The Named Executive Officers are participants in the Executive Bonus Plan. The Executive Bonus Plan is designed to provide participants with incentives and motivation to increase Bogota Savings Bank’s profitability and growth while maintaining its safety and soundness. The Executive Bonus Plan provides annual incentive awards to participants based on overall bank-wide, department and/or individual performance goals established annually, which are determined by using performance history, peer data, market data and the Compensation Committee’s judgment based on previous experience and projected market conditions.

Each participant can achieve annual incentive awards, depending on the satisfaction of certain performance goals. Each performance goal established is weighted. The annual performance period under the Executive Bonus Plan is a 12-month period ending on December 31 (the “plan year”). For the 2021 plan year, the performance goals established were based on: (1) net income; (2) overall performance results based on return on assets, return on equity and efficiency ratio relative to a peer group; and (3) individual goals linked to the executive’s position with Bogota Savings Bank, including adherence to the Bank’s strategic business plan, achievement of minimum performance goals related to safety and soundness and achievement of budget income results.

Each participant’s annual incentive award is payable in cash as soon as practicable following the completion of the plan year, provided, however, that such payment will be made no later than two and one-half months following the end of the plan year. A participant must be actively employed on the last day of the plan year to receive the annual incentive award. Messrs. Coccaro, Pace and McCourt earned $364,679, $94,737 and $81,475, respectively, under the Executive Bonus Plan for the 2021 plan year.

Amended and Restated Supplemental Executive Retirement Plan. Bogota Savings Bank maintains an unfunded, non-qualified supplemental executive retirement plan (the “SERP”) for Mr. Coccaro to provide post-retirement benefits. The monthly retirement benefit is 15% of Mr. Coccaro’s average annual salary and bonus over the three consecutive year periods ending on the date of separation from service and payable for a period of 120 months commencing on the later of attainment of age 65 or separation from service. Upon separation from service, as a condition of receiving the SERP benefit, Mr. Coccaro will be subject to a 12-month non-competition restriction. If Mr. Coccaro is terminated for cause (as such term is defined in the SERP), all benefits under the SERP will be forfeited. If separation from service occurs within two years following a change in control, the SERP benefit will commence within 30 days following separation from service. If Mr. Coccaro dies during employment with the Bogota Savings Bank, then his beneficiary will receive the SERP benefit commencing on Mr. Coccaro’s benefit eligibility date (as such term is defined in the SERP). If Mr. Coccaro’s employment is terminated due to disability, Mr. Coccaro will be entitled to the SERP benefit commencing the first day of the month following the month in which the disability determination was made.

2021 Equity Incentive Plan. On May 27, 2021, Bogota Financial’s stockholders approved the Bogota Financial Corp. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”), which provides for the grant of stock-based awards to our directors and employees. The 2021 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 902,605 shares of Bogota Financial common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Bogota Financial common stock that may be issued under the 2021 Equity Incentive Plan pursuant to the exercise of stock option is 644,718, and the maximum number of shares of Bogota Financial common stock that may be issued as restricted stock awards or restricted stock units is 257,887. All grants will be subject to conditions established by the Board of Directors that are set forth in the applicable award agreement, including vesting conditions. The exercise price of stock options granted under the 2021 Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Transactions with Related Persons

The federal securities laws generally prohibit publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Bogota Savings Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. At December 31, 2021, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Bogota Financial or Bogota Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2021 and were made in compliance with federal banking regulations.

SUBMISSION OF STOCKHOLDER BUSINESS PROPOSALS AND NOMINATIONS

Bogota Financial must receive proposals that stockholders seek to include in the proxy statement for our next annual meeting no later than December 8, 2022. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 9, 2023, a stockholder proposal must be received by a reasonable time before Bogota Financial begins to print and mail its proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Under new Securities and Exchange Commission Rule 14a-19, a stockholder intending to engage in a director election contest with respect to Bogota Financial’s annual meeting of stockholders to be held in 2023 must give Bogota Financial notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is March 10, 2023.

Our Bylaws provide that, for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice to the Corporate Secretary not less than 90 days nor more than 120 days before the date of the annual meeting. However, if less than 90 days’ notice or prior public disclosure of the annual meeting is given to stockholders and the date of the annual meeting is advanced more than 30 days before or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the annual meeting date was made. A copy of the Bylaws may be obtained by contacting our Corporate Secretary.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Bogota Financial Corp., 819 Teaneck Road, Teaneck, New Jersey 07666. Depending on the subject matter, the Secretary will forward the communication, handle the inquiry directly, or not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic or is unduly hostile, threatening, illegal or otherwise inappropriate. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the President and Chief Executive Officer, at the same address.

MISCELLANEOUS

Bogota Financial will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Bogota Financial common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation.

Bogota Financial’s Annual Report on Form 10-K is included with this proxy statement. Any stockholder who has not received a copy of Annual Report on Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 9, 2022.” The Annual Report on Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet or telephone.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUICK *** EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail BOGOTA FINANCIAL CORP. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 8, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this 1. Election of Director (1) John G. Reiner (2) William C. Hanson FOR ALL Nominees listed to the left (except as marked to the contrary) WITHHOLD AUTHORITY for all nominees 2. Ratification of the appointment of S.R. Snodgrass, P.C. to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) CONTROL NUMBER Signature Signature, if held jointly Date, 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2022 Proxy Statement and the 2021 Annual Report to Stockholders are available at https://www.cstproxy.com/bogotafinancialcorp/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BOGOTA FINANCIAL CORP. The undersigned hereby appoints Steven M. Goldberg and John Masterson, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock held of record by the undersigned at the close of business on March 18, 2022 at the Annual Meeting of Stockholders of Bogota Financial Corp., to be held on May 9, 2022, or any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR ECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)

BOGOTA SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2022

Dear ESOP Participant:

You are receiving the attached ESOP Vote Authorization Form to convey to Principal Trust Company (the “ESOP Trustee”) your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of Bogota Financial Corp. (the “Company”) to be held at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Monday, May 9, 2022 at 11:00 a.m., local time.

The Bogota Savings Bank Employee Stock Ownership Plan (the “ESOP”) allows participants to direct the ESOP Trustee how to vote the shares of common stock of the Company allocated to each participant’s ESOP account as of March 18, 2022, the record date for stockholders entitled to vote at the Annual Meeting.

The Company is forwarding this Confidential Voting Instruction Letter and ESOP Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting or any adjournment thereof. To direct the voting of the shares allocated to your account, you must either complete, sign and date the ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope or you may provide your voting instructions via telephone or the Internet, as described on the enclosed ESOP Vote Authorization Form.

Your voting instructions via telephone or the Internet must be provided or your ESOP Vote Authorization Form must be received no later than 11:59 p.m., Eastern Time, May 2, 2022. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the ESOP Trustee who will:

1.

Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the ESOP Vote Authorization Form is returned signed, the ESOP Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.

Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the ESOP Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

YOUR INSTRUCTIONS ARE IMPORTANT. Vote by Internet or Telephone - QUICK *** EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail BOGOTA FINANCIAL CORP. PLEASE DO NOT RETURN THE ESOP VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. Your phone or Internet vote instruction authorize the ESOP Trustee to vote your shares in the same manner as if you marked, signed and returned this ESOP Vote Authorization Form. Vote instructions submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 2, 2022. INTERNET– www.cstproxyvote.com Use the Internet to submit your vote instructions. Have this ESOP Vote Authorization Form available when you access the above website. Follow the prompts to submit your vote instructions. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to submit your vote instructions. Have this ESOP Vote Authorization Form available when you call. Follow the instructions to submit your vote instructions. MAIL – Mark, sign and date this ESOP Vote Authorization Form and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ESOP VOTE AUTHORIZATION FORM THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this 1. Election of Director (1) John G. Reiner (2) William C. Hanson FOR ALL Nominees listed to the left (except as marked to the contrary) WITHHOLD AUTHORITY for all nominees 2. Ratification of the appointment of S.R. Snodgrass, P.C. to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) CONTROL NUMBER Signature Date, 2022 Note: Please sign exactly as name appears on this ESOP Vote Authorization Form.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2022 Proxy Statement and the 2021 Annual Report to Stockholders are available at https://www.cstproxy.com/bogotafinancialcorp/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ESOP VOTE AUTHORIZATION FORM THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE BOGOTA FINANCIAL CORP. The undersigned hereby directs the trustee for the Bogota Savings Bank Employee Stock Ownership Plan (the “ESOP”) to vote the shares of Bogota Financial Corp. (the “Company”) common stock allocated to the undersigned’s ESOP account at the Annual Meeting of Stockholders to be held on May 9, 2022 or at any adjournment thereof. If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the ESOP Trustee in the manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the ESOP Trustee knows of no other business to be brought before the Annual Meeting. THIS ESOP VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE ESOP TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE. (Continued, and to be marked, dated and signed, on the other side)

BOGOTA SAVINGS BANK 401(k) SAVINGS PLAN

CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2022

Dear 401(k) Plan Participant:

You are receiving the attached 401(k) Plan Vote Authorization Form to convey to Principal Trust Company (the “401(k) Plan Trustee”) your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of Bogota Financial Corp. (the “Company”) to be held at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Monday, May 9, 2022 at 11:00 a.m., local time.

The Bogota Savings Bank 401(k) Savings Plan (the “401(k) Plan”) allows participants to direct the 401(k) Plan Trustee how to vote the common stock of the Company allocated to each participant’s 401(k) Plan account. As a participant in the 401(k) Plan with an investment in the Company Stock Fund as of March 18, 2022, the record date for the Annual Meeting, you are entitled to instruct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account at the Annual Meeting by completing and returning the 401(k) Plan Vote Authorization Form.

To direct the voting of the shares allocated to your account, you must either complete, sign and date the 401(k) Plan Vote Authorization Form and return it in the accompanying postage-paid envelope or you may provide your voting instructions via telephone or the Internet, as described on the enclosed 401(k) Vote Authorization Form.

Your voting instructions via telephone or the Internet must be provided or your 401(k) Vote Authorization Form must be received no later than 11:59 p.m., Eastern Time, May 2, 2022. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the 401(k) Plan Trustee who will:

1.

Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the 401(k) Plan Vote Authorization Form is returned signed, the 401(k) Plan Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.

Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account, the 401(k) Plan Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

YOUR INSTRUCTIONS ARE IMPORTANT. Vote by Internet or Telephone - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail BOGOTA FINANCIAL CORP. PLEASE DO NOT RETURN THE 401(K) PLAN VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. Your phone or Internet vote instructions authorize the 401(k) Plan Trustee to vote your shares in the same manner as if you marked, signed and returned your 401(k) Plan Vote Authorization Form. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 2, 2022. INTERNET – www.cstproxyvote.com Use the Internet to submit your vote instructions. Have this 401(k) Plan Vote Authorization Form available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to submit your vote instructions. Have this 401(k) Plan Vote Authorization Form available when you call. Follow the instructions to submit your vote instructions. MAIL – Mark, sign and date your 401(k) Plan Vote Authorization Form and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED 401(K) PLAN VOTE AUTHORIZATION FORM THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this 1. Election of Director (1) John G. Reiner (2) William C. Hanson FOR ALL Nominees listed to the left (except as marked to the contrary) WITHHOLD AUTHORITY for all nominees 2. Ratification of the appointment of S.R. Snodgrass, P.C. to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) CONTROL NUMBER Signature Signature, if held jointly Date, 2022 Note: Please sign exactly as name appears on this 401(k) Plan Vote Authorization Form.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2022 Proxy Statement and the 2021 Annual Report to Stockholders are available at https://www.cstproxy.com/bogotafinancialcorp/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED 401(K) PLAN VOTE AUTHORIZATION FORM THIS 401 ( K ) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE 401 ( K ) PLAN TRUSTEE BOGOTA FINANCIAL CORP. The undersigned is a participant in the Bogota Savings Bank 401(k) Savings Plan (the “401(k) Plan”) with shares of common stock of Bogota Financial Corp. (the “Company”) allocated to the undersigned’s 401(k) Plan account as of March 18, 2022. The undersigned hereby directs the 401(k) Plan Trustee to vote the shares of Company common stocks deemed allocated to the undersigned’s account, for which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Annual Meeting of Stockholders to be held on May 9, 2022, or at any adjournment thereof. If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s 401(k) Plan account will be voted in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the 401(k) Plan Trustee in the manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Board of Directors knows of no other business to be brought before the Annual Meeting. THIS 401(K) PLAN VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE 401(K) PLAN VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE 401(K) PLAN TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS 401(K) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF 401(K) PLAN TRUSTEE. (Continued, and to be marked, dated and signed, on the other side)